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

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

Wachovia Mortgage Loan Trust 2005-WMC1

CDR at First Dollar of Principal Writedown

-----------------------------------------------------
Assumptions
-----------------------------------------------------
1) Collateral at Pricing Speed
2) Prepayments include Default - adjust for loan age
3) Run to Maturity
4) Fail Triggers - ASAP
5) 12 Month to Recovery
6) 0% Servicer Advance - P & I
-----------------------------------------------------

                                                        Forward LIBOR
                       ---------------------------------------------------------------------------
                                      55% Severity                          100% Severity
                       ---------------------------------------------------------------------------
                       Break CDR    Collat Cum Loss    WAL    Break CDR    Collat Cum Loss    WAL
--------------------------------------------------------------------------------------------------
 0.5x Pricing Speed      13.02        37.93%         17.84         7.15         39.58%       17.63
--------------------------------------------------------------------------------------------------
  1x Pricing Speed       17.00        26.84%         9.39          9.64         27.87%       9.12
--------------------------------------------------------------------------------------------------
1.50x Pricing Speed      21.96        23.55%         5.69          12.43        24.36%       5.41
--------------------------------------------------------------------------------------------------

                                                     Forward LIBOR + 100
                       ----------------------------------------------------------------------------
                                     55% Severity                           100% Severity
                       ----------------------------------------------------------------------------
                       Break CDR    Collat Cum Loss    WAL    Break CDR    Collat Cum Loss    WAL
---------------------------------------------------------------------------------------------------
 0.5x Pricing Speed      12.04           35.78%       17.89     6.77         37.57%          17.70
---------------------------------------------------------------------------------------------------
  1x Pricing Speed       16.23           25.65%       9.35      9.27         26.81%          9.09
---------------------------------------------------------------------------------------------------
1.50x Pricing Speed      21.37           22.91%       5.66      12.17        23.85%          5.39
---------------------------------------------------------------------------------------------------

                                                     Forward LIBOR + 200
                       ----------------------------------------------------------------------------
                                     55% Severity                           100% Severity
                       ----------------------------------------------------------------------------
                       Break CDR    Collat Cum Loss    WAL    Break CDR    Collat Cum Loss    WAL
---------------------------------------------------------------------------------------------------
 0.5x Pricing Speed      10.93          33.24%       17.90       6.32          35.14%        17.71
---------------------------------------------------------------------------------------------------
  1x Pricing Speed       15.42          24.41%       9.31        8.87          25.66%        9.06
---------------------------------------------------------------------------------------------------
1.50x Pricing Speed      20.68          22.18%       5.60        11.90         23.32%        5.36
---------------------------------------------------------------------------------------------------

                                                     Forward LIBOR - 100
                       ----------------------------------------------------------------------------
                                     55% Severity                           100% Severity
                       ----------------------------------------------------------------------------
                       Break CDR    Collat Cum Loss    WAL    Break CDR    Collat Cum Loss    WAL
---------------------------------------------------------------------------------------------------
 0.5x Pricing Speed      13.94        39.91%         17.79         7.49         41.37%       17.55
---------------------------------------------------------------------------------------------------
  1x Pricing Speed       17.72        27.94%         9.43          9.98         28.82%       9.15
---------------------------------------------------------------------------------------------------
1.50x Pricing Speed      22.55        24.16%         5.72          12.68        24.84%       5.44
---------------------------------------------------------------------------------------------------

                                                     Forward LIBOR - 200
                       ----------------------------------------------------------------------------
                                     55% Severity                           100% Severity
                       ----------------------------------------------------------------------------
                       Break CDR    Collat Cum Loss    WAL    Break CDR    Collat Cum Loss    WAL
---------------------------------------------------------------------------------------------------
 0.5x Pricing Speed      14.80         41.71%         17.73         7.81         42.95%      17.84
---------------------------------------------------------------------------------------------------
  1x Pricing Speed       18.38         28.94%         9.47          10.27        29.64%      9.56
---------------------------------------------------------------------------------------------------
1.50x Pricing Speed      23.09         24.71%         5.76          12.88        25.24%      5.85
---------------------------------------------------------------------------------------------------

----------------------------------------------------
Assumptions
----------------------------------------------------
Same as above except 100% Servicer Advance - P & I
----------------------------------------------------

                                                        Forward LIBOR
                       ---------------------------------------------------------------------------
                                      55% Severity                          100% Severity
                       ---------------------------------------------------------------------------
                       Break CDR    Collat Cum Loss    WAL    Break CDR    Collat Cum Loss    WAL
--------------------------------------------------------------------------------------------------
 0.5x Pricing Speed      16.52        45.19%         17.92         7.85         43.45%       17.65
--------------------------------------------------------------------------------------------------
  1x Pricing Speed       19.27        31.06%         9.49          10.43        30.12%       9.16
--------------------------------------------------------------------------------------------------
1.50x Pricing Speed      24.94        26.65%         5.79          13.27        26.00%       5.45
--------------------------------------------------------------------------------------------------

                                                     Forward LIBOR + 100
                       ----------------------------------------------------------------------------
                                     55% Severity                           100% Severity
                       ----------------------------------------------------------------------------
                       Break CDR    Collat Cum Loss    WAL    Break CDR    Collat Cum Loss    WAL
---------------------------------------------------------------------------------------------------
 0.5x Pricing Speed      15.22        42.93%         17.99         7.47         41.42%       17.72
---------------------------------------------------------------------------------------------------
  1x Pricing Speed       18.87        29.74%         9.46          10.04        29.02%        9.13
---------------------------------------------------------------------------------------------------
1.50x Pricing Speed      24.23        25.91%         5.75          12.99        25.46%        5.42
---------------------------------------------------------------------------------------------------

                                                     Forward LIBOR + 200
                       ----------------------------------------------------------------------------
                                     55% Severity                           100% Severity
                       ----------------------------------------------------------------------------
                       Break CDR    Collat Cum Loss    WAL    Break CDR    Collat Cum Loss    WAL
---------------------------------------------------------------------------------------------------
 0.5x Pricing Speed      13.88        40.06%         18.00         6.99         38.85%       17.76
---------------------------------------------------------------------------------------------------
  1x Pricing Speed       17.94        28.31%         9.42          9.61         27.80%       9.10
---------------------------------------------------------------------------------------------------
1.50x Pricing Speed      23.50        25.15%         5.73          12.70        24.89%       5.40
---------------------------------------------------------------------------------------------------

                                                     Forward LIBOR - 100
                       ----------------------------------------------------------------------------
                                     55% Severity                           100% Severity
                       ----------------------------------------------------------------------------
                       Break CDR    Collat Cum Loss    WAL    Break CDR    Collat Cum Loss    WAL
---------------------------------------------------------------------------------------------------
 0.5x Pricing Speed      18.08        47.09%         17.86         8.19         45.15%       17.58
---------------------------------------------------------------------------------------------------
  1x Pricing Speed       20.50        32.23%         9.53          10.77        31.07%       9.18
---------------------------------------------------------------------------------------------------
1.50x Pricing Speed      25.58        27.33%         5.82          13.52        26.49%       5.47
---------------------------------------------------------------------------------------------------

                                                     Forward LIBOR - 200
                       ----------------------------------------------------------------------------
                                     55% Severity                           100% Severity
                       ----------------------------------------------------------------------------
                       Break CDR    Collat Cum Loss    WAL    Break CDR    Collat Cum Loss    WAL
---------------------------------------------------------------------------------------------------
 0.5x Pricing Speed      22.24         48.65%         17.49         8.48         46.62%      17.51
---------------------------------------------------------------------------------------------------
  1x Pricing Speed       21.13         33.18%         9.17          11.05        31.85%      9.21
---------------------------------------------------------------------------------------------------
1.50x Pricing Speed      26.10         27.88%         5.46          13.71        26.87%      5.50
---------------------------------------------------------------------------------------------------

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